EXHIBIT 31.2
Certification of Chief Financial Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, Paul A. Romano, certify that:

1	I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of Atlas Financial Holdings, Inc.; and

2
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: March 21, 2017

/S/ Paul A. Romano
Paul A. Romano Chief Financial Officer